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                                                                   Exhibit 10.06

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                                    EQUITABLE
                                    RESOURCES

                          1994 LONG-TERM INCENTIVE PLAN

                           (Adopted January 21, 1994)


                                       and


                                   PROSPECTUS

                              (Dated May 27, 1999)



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                         1994 EQUITABLE RESOURCES, INC.

                            LONG-TERM INCENTIVE PLAN


SECTION 1. PURPOSES

1.01 The purpose of the 1994 Equitable Resources, Inc. Long-Term Incentive Plan (the "Plan") is to enable Equitable Resources, Inc. (together with any successor thereto, the "Company") to focus key executives' efforts on performance which will increase the value of the Company for its shareholders. The Plan is intended to align the interests of key executives with those of the shareholders by encouraging share ownership. The Plan is also intended to help to attract and retain key executives.

SECTION 2. DEFINITIONS; CONSTRUCTION

2.01 DEFINITIONS. In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the following meanings when used with initial capital letters:

         2.01.1 "Award" means any Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Performance Award, Dividend Equivalent, or Other Stock-Based Award, or any other right or interest relating to Shares or cash granted under the Plan.

         2.01.2 "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.

         2.01.3   "Board" means the Company's Board of Directors.

         2.01.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time, together with rules, regulations and interpretations promulgated thereunder.

         2.01.5 "Committee" means the Compensation Committee or such other Committee of the Board as may be designated by the Board to administer the Plan, as referred to in Section 3.01 hereof; provided however, that the Committee shall qualify to administer the Plan as contemplated by Rule 16b-3(c)(2)(i) of the Exchange Act or any successor and by Section 162(m)(4)(C) of the Code or any successor.

         2.01.6 "Common Stock" means shares of the common stock without par value, and such other securities of the Company as may be substituted for Shares pursuant to Section 8.01 hereof.

         2.01.7 "Covered Employee" shall have the meaning provided in Section 162(m)(3) of the Code.





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         2.01.8   "Deferred Stock" means Shares, granted under Section 6.05
                  hereof, receipt of which is deferred for a specified deferral period.

         2.01.9   "Dividend Equivalent" means a right, granted under Section
                  6.07 hereof, to receive interest or dividends, or interest or dividend equivalents.

         2.01.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.01.11 "Fair Market Value" of shares of any stock, including but not limited to Common Stock, or units of any other securities (herein "shares"), shall be the mean between the following prices, as applicable, for the date as of which Fair Market Value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (a) if the shares are listed on the New York Stock Exchange, the highest and lowest sales prices per share as quoted in the NYSE-Composite Transactions listing for such date, (b) if the shares not listed on such exchange, the highest and lowest sales prices per share for such date on (or on any composite index including) the principal United States securities exchange registered under the Exchange Act on which the shares are listed, or (c) if the shares are not listed on any such exchange, the highest and lowest sales prices per share for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which Fair Market Value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then Fair Market Value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share as so quoted on the nearest date before and the nearest date after the date as of which Fair Market Value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which Fair Market Value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which Fair Market Value is to be determined, then Fair Market Value of the shares shall be the mean between the bona fide bid and asked prices per share as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which Fair Market Value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 2.01.10. If the Fair Market Value of shares on the date as of which Fair Market Value is to be determined cannot be determined on the basis previously set forth in this Section 2.01.10, or if a determination is required as to the Fair Market Value on any



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                  date of property other than shares, the Committee shall in good faith determine the Fair Market Value of such shares or other property on such date. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

         2.01.12 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto and is designated as such in the Award Agreement relating thereto.

         2.01.13 "Option" means a right, granted under Section 6.02 hereof, to purchase Shares at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a nonstatutory stock option, which is an Option not intended to be an Incentive Stock Option.

         2.01.14  "Other Stock-Based Award" means an Award, granted under
                  Section 6.08 hereof, that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares.

         2.01.15 "Participant" means a key employee of the Company or any Subsidiary, including, but not limited to, Covered Employees, who is granted an Award under the Plan.

         2.01.16 "Performance Award" means a right, granted under Section 6.06 hereof, to receive Awards based upon performance criteria specified by the Committee.

         2.01.17  "Person" shall have the meaning assigned in the Exchange Act.

         2.01.18 "Restricted Stock" means Shares, granted under Section 6.04 hereof, that are subject to certain restrictions.

         2.01.19 "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor to such Rule promulgated by the Securities and Exchange Commission under
                  Section 16 of the Exchange Act.

         2.01.20 "Shares" means the common stock of the Company, without par value, and such other securities of the Company as may be substituted for Shares pursuant to Section 8.01 hereof.

         2.01.21  "Stock Appreciation Right" means a right, granted under
                  Section 6.03 hereof, to be paid an amount measured by the appreciation in the Fair Market Value of Shares from the date of grant to the date of exercise.

         2.01.22 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations



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                  other than the last corporation in the chain owns stock
                  possessing at least 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         Definitions of the terms "Change of Control," "Change of Control Price," "Potential Change of Control," "Related Party," "Voting Securities or Security" and "Beneficial Ownership" are set forth in
         Section 9.03 hereof.

2.02 CONSTRUCTION. For purposes of the Plan, the following rules of construction shall apply:

         2.02.1   The word "or" is disjunctive but not necessarily exclusive.

         2.02.2 Words in the singular include the plural; words in the plural include the singular; words in the neuter gender include the masculine and feminine genders, and words in the masculine or feminine gender include the other and neuter genders.

SECTION 3. ADMINISTRATION

3.01 The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

         (i)      to designate Participants;

         (ii) to determine the type or types of Awards to be granted to each Participant;

         (iii) to determine the number of Awards to be granted, the number of Shares or amount of cash or other property to which an Award will relate, the terms and conditions of any Award (including, but not limited to, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for lapse of limitations, forfeiture restrictions or restrictions on exercisability or transferability, and accelerations or waivers thereof, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

         (iv) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited, exchanged or surrendered;

         (v) to determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award shall be deferred, whether




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                  automatically or at the election of the Committee or at the election of the Participant;

         (vi) to interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

         (vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

         (viii) to adopt, amend, suspend, waive and rescind such rules and regulations as the Committee may deem necessary or advisable to administer the Plan;

         (ix) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or other instrument entered into or Award made under the Plan;

         (x) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan;

         (xi) to submit for shareholder approval or not as may be appropriate and to take such other actions and make such other decisions as may be required by the Revenue Reconciliation Act of 1993 with respect to the definition of performance-based compensation as it may from time to time be defined; and

         (xii) to make such filings and take such actions as may be required from time to time by appropriate state, regulatory and governmental agencies.

         Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, Subsidiaries, Participants, any Person claiming any rights under the Plan from or through any Participant, employees and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan and, with respect to Participants who are not subject to Section 16 of the Exchange Act, to take such actions and perform such functions under the Plan as the Committee may specify. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by an officer, manager or other employee of the Company or a Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.




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SECTION 4. SHARES SUBJECT TO THE PLAN

4.01 The maximum number of shares of Common Stock in respect of which Awards may be granted under the Plan in any calendar year, subject to adjustment as provided in Section 8.01 of the Plan, shall be (a) in 1994 the sum of (1) one percent (1%) of the total number of issued and outstanding shares of Common Stock as of December 31, 1993 and (2) the number of shares of Common Stock which are reserved but not subject to grants under the Company's Key Employee Restricted Stock Option and Stock Appreciation Rights Incentive Compensation Plan as of the date this Plan is approved by the shareholders of the Company and (b) in each succeeding calendar year the sum of (1) one percent (1%) of the total number of issued and outstanding shares of Common Stock as of the close of the preceding calendar year, (2) the number of shares of Common Stock which were available for Awards under this Section 4.01 as of the close of the preceding calendar year and (3) any shares of Common Stock which are subject to an outstanding Award at the beginning of such year but which thereafter again become available for Awards under the Plan as provided in the fourth paragraph of this Section 4.01; provided, however, that in no event may:

         (i) the sum of (x) the number of Shares subject to all outstanding Awards under the Plan and (y) the number of Shares previously issued under the Plan at any time equal or exceed 5% of the total number of shares of Common Stock outstanding on the date of shareholder approval of the Plan; or

         (ii) the sum of (x) the number of Shares subject to all outstanding Options and Stock Appreciation Rights granted under the Plan and held by any single Participant and (y) the number of shares previously issued to such Participant upon exercise of Options and Stock Appreciation Rights granted under the Plan at any time exceed 25% of the sum of (A) the total number of Shares subject to all outstanding Awards under the Plan, (B) the total number of Shares previously issued under the Plan and (C) the total number of Shares then available for the grant of additional Awards under the Plan.

         Subject to subparagraphs (i) and (ii) above, but notwithstanding anything else contained above in this Section 4.01, in the event of a Change of Control, the maximum number of shares of Common Stock available for Awards under the Plan shall be 5% of the total number of shares of Common Stock issued and outstanding on the date of shareholder approval of the Plan, less (1) the number of Shares subject to outstanding Awards under the Plan and (2) the number of Shares previously issued under the Plan.

         For purposes of this Section 4.01, the number of Shares to which an Award relates shall be counted against the number of Shares reserved and available under the Plan at the time of grant of the Award, unless such number of Shares cannot be determined at that time, in which case the number of Shares actually distributed pursuant to the Award shall be counted against the number of Shares reserved and available under the Plan at the time of distribution; provided,



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         however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the number of Shares reserved and available under the Plan in accordance with procedures adopted by the Committee so as to ensure appropriate counting but avoid double counting.

         If any Shares to which an Award relates are forfeited, or payment is made to the Participant in the form of cash, cash equivalents or other property other than Shares, or the Award otherwise terminates without payment being made to the Participant in the form of Shares, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, alternative payment or termination, again be available for Awards under the Plan provided, however, forfeited Shares may not again be made available to the extent the Participant received dividends or other benefits of ownership (not including voting rights) prior to such forfeiture. The payment of the exercise price of an Award in Shares shall not increase the number of Shares available under the Plan.

         Any Shares distributed pursuant to an Award may consist, in whole or part, of authorized and unissued Shares or of treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

SECTION 5. ELIGIBILITY

5.01 Awards may be granted only to individuals who are key full-time employees (including, without limitation, employees who also are directors or officers and Covered Employees) of the Company or any Subsidiary; provided, however, that no Award shall be granted to any member of the Committee.

SECTION 6. SPECIFIC TERMS OF AWARDS

6.01 GENERAL. Subject to the terms of the Plan and any applicable Award Agreement, Awards may be granted as set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to the terms of Section 10.01), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including separate escrow provisions and terms requiring forfeiture of Awards in the event of termination of employment by the Participant. Except as provided in Section 7.01, or as required by applicable law, Awards may be granted for no consideration other than prior and/or future services.

6.02 OPTIONS. The Committee is authorized to grant Options to Participants on the following terms and conditions:

         (i) EXERCISE PRICE. The exercise price per Share of an Option shall be 100% of the Fair Market Value of a Share on the date of grant of such Option, except as otherwise provided in
                  Section 7.01, and except that in the case of an Incentive Stock Option granted to an employee who, immediately prior to such grant, owns stock possessing more than



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                  10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (a "Ten Percent Employee") such exercise price shall be 110% of the Fair Market Value of a Share on the date of grant. For purposes of the preceding sentence, an individual (A) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (B) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a shareholder, partner or beneficiary.

         (ii) OPTION TERM. The term of each Option shall be determined by the Committee, except that no Incentive Stock Option shall be exercisable after the expiration of ten years from the date of grant, and no Incentive Stock Option granted to a Ten Percent Employee shall be exercisable after the expiration of five years from the date of grant.

         (iii) TIMES AND METHODS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, and the form of such payment, including, without limitation, cash, Shares, other outstanding Awards or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, to the extent permitted by law) or any combination thereof, having a Fair Market Value on the date of exercise equal to the exercise price, provided, however, that (1) in the case of a Participant who is at the time of exercise subject to Section 16 of the Exchange Act, any portion of the exercise price representing a fraction of a Share shall in any event be paid in cash or in property other than any equity security (as defined by the Exchange Act) of the Company and
                  (2) except as otherwise determined by the Committee, in its discretion, at the time the Option is granted, no shares which have been held for less than six months may be delivered in payment of the exercise price of an Option.

                  Delivery of Shares in payment of the exercise price of an Option, if authorized by the Committee, may be accomplished through the effective transfer to the Company of Shares held by a broker or other agent. Unless otherwise determined by the Committee, the Company will also cooperate with any person exercising an Option who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares received upon exercise of the Option are sold through the broker or other agent, or under which the broker or other agent makes a loan to such person, for the purpose of paying the exercise price of an Option. Notwithstanding the preceding sentence, unless the Committee, in its discretion, shall otherwise determine, the exercise of the Option shall not be deemed to occur,



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                  and no Shares will be issued by the Company upon exercise of an Option, until the Company has received payment in full of the exercise price.

Notwithstanding any other provision contained in the Plan or in any Award Agreement, but subject to the possible exercise of the Committee's discretion contemplated in the last sentence of this Section 6.02(iii), the aggregate Fair Market Value, determined as of the date of grant, of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more of such Incentive Stock Options could first be exercised would be accelerated pursuant to any provision of the Plan or any Award Agreement, and the acceleration of such exercise date would result in a violation of the restriction set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such Incentive Stock Options shall be accelerated only to the date or dates, if any, that do not result in a violation of such restriction and, in such event, the exercise dates of the Incentive Stock Options with the lowest option prices shall be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more Incentive Stock Options even if such acceleration would violate the $100,000 restriction set forth in the first sentence of this paragraph and even if such Incentive Stock Options are thereby converted in whole or in part to nonstatutory stock options.

6.03 STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

         (i) RIGHT TO PAYMENT. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of a Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise, over (b) the grant price of the Stock Appreciation Right as determined by the Committee as of the date of grant of the Stock Appreciation Right, which, except as provided in Section 7.01, shall be equal to the Fair Market Value of a Share on the date of grant.

         (ii) OTHER TERMS. The term, methods of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee.

6.04 RESTRICTED STOCK. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

         (i) ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which



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                  restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee shall determine at the time of grant or thereafter.

         (ii) FORFEITURE. Except as otherwise determined by the Committee at the time of grant or thereafter, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, that restrictions on Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions on Restricted Stock.

         (iii) CERTIFICATES FOR SHARES. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including, without limitation, issuance of certificates representing Shares. Certificates representing Shares of Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

6.05 DEFERRED STOCK. The Committee is authorized to grant Deferred Stock to Participants on the following terms and conditions:

         (i) ISSUANCE AND LIMITATIONS. Delivery of Shares shall occur upon expiration of the deferral period specified for the Award of Deferred Stock by the Committee. In addition, an Award of Deferred Stock shall be subject to such limitations as the Committee may impose, which limitations may lapse at the expiration of the deferral period or at other specified times, separately or in combination, in installments or otherwise as the Committee shall determine at the time of grant or thereafter. A Participant awarded Deferred Stock shall have no voting rights and shall have no rights to receive dividends in respect of Deferred Stock, unless and only to the extent that the Committee shall award Dividend Equivalents in respect of such Deferred Stock.

         (ii) FORFEITURE. Except as otherwise determined by the Committee upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period, Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, that forfeiture of Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.



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6.06     PERFORMANCE AWARDS. The Committee is authorized to grant Performance
         Awards to Participants on the following terms and conditions:

         (i) RIGHT TO PAYMENT. A Performance Award shall confer upon the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Award is granted, in whole or in part, as the Committee shall establish. The performance criteria and all other terms and conditions of the Performance Award shall be determined by the Committee upon the grant of each Performance Award or thereafter.

         (ii) OTHER TERMS. A Performance Award may be denominated or payable in cash, deferred cash, Shares, other Awards or other property, and other terms and conditions of Performance Awards shall be as determined by the Committee.

6.07 DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants. Dividend Equivalents shall confer upon the Participant rights to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents, with respect to a number of Shares, or otherwise, as determined by the Committee. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested.

6.08 OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan and, with respect to Participants who are subject to Section 16 of the Exchange Act, to comply with Rule 16b-3 and applicable law including, without limitation, purchase rights, Shares awarded which are not subject to any restrictions or conditions, convertible securities, exchangeable securities or other rights convertible or exchangeable into Shares, as the Committee in its discretion may determine. In the discretion of the Committee, such Other Stock-Based Awards, including Shares, or other types of Awards authorized under the Plan, may be used in connection with, or to satisfy obligations of the Company or a Subsidiary under, other compensation or incentive plans, programs or arrangements of the Company or any Subsidiary for eligible Participants, including without limitation the Short-Term Incentive Compensation Plan, the Supplemental Executive Retirement Plan (SERP) and executive contracts.

         The Committee shall determine the terms and conditions of Other Stock-Based Awards. Except as provided in Section 7.01, Shares or securities delivered pursuant to a purchase right granted under this
         Section 6.08 shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, Shares, outstanding Awards or other property or any hereof, as the Committee shall determine, but the value of such consideration shall not be less than the Fair Market Value of such Shares or other securities on the date of grant of such purchase right. Delivery of Shares or other securities in payment of a purchase right, if authorized by the Committee, may be accomplished through the effective transfer to the Company of Shares or other securities held by a broker or other agent. Unless otherwise determined by the Committee, the Company will also cooperate with any person exercising a purchase right who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares or securities received upon exercise of a purchase right are sold through the broker or other agent, or under which the broker or other agent makes a loan to such person, for the purpose of paying the exercise price of a purchase right. Notwithstanding the preceding sentence, unless the Committee, in its discretion, shall otherwise determine, the exercise of the purchase right shall not be deemed to occur, and no Shares or other securities will be issued by the Company upon exercise of a purchase right, until the Company has received payment in full of the exercise price.

6.09 EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, another Award or other property, based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

SECTION 7. GENERAL TERMS OF AWARDS

7.01 STAND-ALONE, TANDEM AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for, any other Award granted under the Plan or any award granted under the Management Incentive Compensation Plan, or any other plan, program or arrangement of the Company or any Subsidiary (subject to the terms of Section 10.01) or any business entity acquired or to be acquired by the Company or a Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either at the same time as or at a different time from the grant of such other Awards or awards, except that Awards may be granted in tandem with an Incentive Stock Option only at the time the Incentive Stock Option is granted. The exercise price of any Option, the grant price of any Stock Appreciation Right or the purchase price of any other Award conferring a right to purchase Shares:

         (i) granted in substitution for an outstanding Award or award shall be not less than the Fair Market Value of Shares at the date such substitute Award is granted; provided, however, that
                  (1) except in the case of (a) an Incentive Stock Option or (b) an Option or Stock Appreciation Right granted to a Covered Employee, the exercise, grant or purchase price per share of the substituted Award may be reduced to reflect the Fair Market Value of the Award or award required to be surrendered by the Participant as a condition to receipt of such substitute Award, and (2) in the case of any Participant, the Committee may, in lieu of such price reduction, make an additional Award or payment to the

                  Participant reflecting the Fair Market Value of the Award or award required to be surrendered; or

         (ii) retroactively granted in tandem with an outstanding Award or award shall be not less than the lesser of the Fair Market Value of Shares at the date of grant of the later Award or the Fair Market Value of Shares at the date of grant of the earlier Award.

7.02 CERTAIN RESTRICTIONS UNDER RULE 16b-3. Upon the effectiveness of any amendment to Rule 16b-3, this Plan and any Award Agreement for an outstanding Award held by a Participant then subject to Section 16 of the Exchange Act shall be deemed to be amended, without further action on the part of the Committee, the Board or the Participant, to the extent necessary for Awards under the Plan or such Award Agreement to qualify for the exemption provided by Rule 16b-3, as so amended, except to the extent any such amendment requires shareholder approval.

         7.02.1 SIX-MONTH LIMITATIONS ON SALES AND EXERCISES. Any equity security (as defined by the Exchange Act), other than a derivative security, granted or awarded pursuant to the Plan to a Participant who is at the time of grant or award subject to Section 16 of the Exchange Act must be held by the Participant for at least six months after grant (or, if later, after the date of shareholder approval of the Plan), except in the case of death. If a derivative security is granted or awarded to a Participant who is at the time of grant or award subject to Section 16 of the Exchange Act, (1) the Participant may not dispose of the derivative security (other than through exercise or conversion or upon death) or of any equity security acquired upon its exercise or conversion (other than upon death) until six months have elapsed from the date of grant or award of the derivative security (or, if later, from the date of shareholder approval of the Plan) and
                  (2) except with respect to an Option, the derivative security may not be exercised or converted within such six-month period (other than upon death) unless such exercise would not cause the grant or award of the derivative security to cease to be exempt under Rule 16b-3. The limitations in this Section
                  7.02.1 shall not apply to the extent such limitations are not at the time required for the grant of the Award to continue to qualify for the exemption provided by Rule 16b-3.
                  Certificates issued for Shares subject to limitations under this Section 7.02.1 may be made subject to stop-transfer orders, legended and/or made subject to a custodial arrangement as provided in Section 7.07.

         7.02.2 NONTRANSFERABILITY. Awards which constitute derivative securities shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during a Participant's lifetime only by such Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution with respect to any Award (other than an Incentive Stock Option), upon the death of the Participant; and provided, further, that the Committee may determine that these restrictions on transferability shall not apply to Awards (other than an Incentive Stock Option) granted to any Participant who, at the time of the initial grant and the transfer, is not subject to
                  Section 16 of the Exchange Act or shall not apply to Awards (other than an Incentive Stock Option) granted to a Participant subject to Section 16 to the extent such restrictions are not at the time required for the Plan to continue to meet the requirements of Rule 16b-3.

         7.02.3 DECISIONS REQUIRED TO BE MADE BY THE COMMITTEE. Other provisions of the Plan and any Award Agreement notwithstanding, if any decision regarding an Award or the exercise of any right by a Participant, at any time such Participant is subject to Section 16 of the Exchange Act, is required to be made or approved by the Committee in order that the Plan will continue to meet the requirements of Rule 16b-3 or in order that a transaction by such Participant will be exempt under Rule 16b-3, then the Committee shall retain full and exclusive power and authority to make such decision or to approve or disapprove any such decision by the Participant.

7.03 TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option, or a Stock Appreciation Right granted in tandem therewith, exceed a period of ten years from the date of its grant.

7.04 FORM OF PAYMENT OF AWARDS. Subject to the terms of the Plan and any applicable Award Agreement, payments or substitutions to be made by the Company upon the grant, exercise or other payment or distribution of an Award may be made in such forms as the Committee shall determine at the time of grant or thereafter (subject to the terms of Section 10.01), including, without limitation, cash, Shares, other Awards or other property or any combination thereof, and may be made in a single payment or substitution, in installments or on a deferred basis, in each case in accordance with rules and procedures established, or as otherwise determined, by the Committee. Such rules and procedures or determinations may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

7.05 LIMITS ON TRANSFER OF AWARDS; BENEFICIARIES. No right or interest of a Participant in any Award shall be pledged, encumbered or hypothecated to or in favor of any Person other than the Company, or shall be subject to any lien, obligation or liability of such Participant to any Person other than the Company or a Subsidiary. Unless otherwise determined by the Committee (subject to the requirements of Section 7.02.2), no Award and no rights or interests therein shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution except to the Company or a Subsidiary under the terms of the Plan; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution with respect to any Award, upon the death of the Participant. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all the terms and conditions of the Plan and any Award Agreement applicable to such Participant as well as any additional restrictions or limitations deemed necessary or appropriate by the Committee.

7.06 REGISTRATION AND LISTING COMPLIANCE. No Award shall be paid and no Shares or other securities shall be distributed with respect to any Award in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law or subject to a listing requirement under any listing agreement between the Company and any national securities exchange, and no Award shall confer upon any Participant rights to such payment or distribution until such laws and contractual obligations of the Company have been complied with in all material respects. Except to the extent required by the terms of an Award Agreement or another contract between the Company and the Participant, neither the grant of any Award nor anything else contained herein shall obligate the Company to take any action to comply with any requirements of any such securities laws or contractual obligations relating to the registration (or exemption therefrom) or listing of any Shares or other securities, whether or not necessary in order to permit any such payment or distribution.

7.07 STOCK CERTIFICATES. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require any Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Company or such other Person as the Committee may designate.

SECTION 8. ADJUSTMENT PROVISIONS

8.01 In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of Participants' rights under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares which may thereafter be issued in connection with Awards; (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards; and (iii) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that (1) with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto and (2) with respect to Options and Stock Appreciation Rights held by a Covered Employee, no such adjustment shall be authorized to the extent that such authority would cause such Awards to fail to qualify as "performance-based compensation" under Section 162(m)(4)(C) of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria of, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations or accounting principles; provided, however, that (1) with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto and (2) with respect to Options and Stock Appreciation Rights held by a Covered Employee, no such adjustment shall be authorized to the extent that such authority would cause such Awards to fail to qualify as "performance-based compensation" under
         Section 162(m)(4)(C) of the Code.

SECTION 9. CHANGE OF CONTROL PROVISIONS

9.01 ACCELERATION OF EXERCISABILITY AND LAPSE OF RESTRICTIONS; AUTOMATIC CASH-OUT OF AWARDS. In the event of a Change of Control, the following acceleration and cash-out provisions shall apply unless otherwise provided by the Committee at the time of the Award grant:

         (i) All outstanding Awards pursuant to which the Participant may have rights, the exercise of which is restricted or limited, shall become fully exercisable, except as may be otherwise provided in Section 7.02.1; unless the right to lapse of restrictions or limitations is waived or deferred by a Participant prior to such lapse, all restrictions or limitations (including risks of forfeiture and deferrals) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse, except as may be otherwise provided in Section 7.02.1; and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company, except as may be otherwise (required to comply with Rule 16b-3.

         (ii)     All outstanding Awards not subject to limitations under
                  Section 7.02.1 shall be automatically surrendered, and the Participants shall receive, in full satisfaction therefor, cash payments equal to the value of such outstanding Awards calculated on the basis of the Change of Control

                  Price of any Shares or the Fair Market Value of any property other than Shares relating to such Award; provided, however, that (a) in the case of a nonstatutory stock option, or a Stock Appreciation Right granted in tandem therewith, the cash payment shall be equal to the Change of Control Price of the Shares subject to the Option reduced by the exercise price thereof, (b) in the case of an Incentive Stock Option, or a Stock Appreciation Right granted in tandem therewith, the cash payment shall be equal to the Fair Market Value of the Shares subject to the Option on the date on which the Change of Control occurred reduced by the exercise price thereof, (c) in the case of a Stock Appreciation Right not granted in tandem with another award, the cash payment shall be equal to the Change of Control Price of the Shares subject to the Stock Appreciation Right reduced by the grant price thereof, and (d) in the case of any other purchase right, the cash payment shall be reduced by the Fair Market Value of the consideration otherwise required to exercise such purchase right. In the event that an Award is granted in tandem with another Award such that the Participant's right to payment for such Award is an alternative to payment of another Award, the Participant shall surrender all alternative Awards and receive payment for the Award which produces the highest payment to the Participant. In no event will an Award be automatically surrendered or a Participant have the right to receive cash under this Section 9.02(ii) with respect to an Award (1) if the Participant is subject to Section 16 of the Exchange Act (or was subject to Section 16 of the Exchange Act at the date of grant of the Award) and at least six months shall not have elapsed from the date on which the Participant was granted the Award (or, if later, from the date of shareholder approval of the Plan) before the date of the Change of Control (unless this restriction is not at such time required under Rule 16b-3(c)(1) or Rule 16b-3(e)) or (2) if the Participant is subject to Section 16 of the Exchange Act and had the power to control the occurrence or timing of the Change of Control such that the surrender and right to receive cash under this
                  Section 9.01(ii) would fail to be exempt pursuant to Rule 16b-3(e).

         (iii)    In the event that any Award is subject to limitations under
                  Section 7.02.1 at the time of a Change of Control, then, solely for the purpose of determining the rights of the Participant under Section 9.02(ii) with respect to such Award, a Change of Control shall be deemed to occur at the close of business on the first business day following the date on which the limitations on such Award under Section 7.02.1 have expired; provided, however, that this Section 9.01 (iii) shall not apply if its application would cause the surrender of the Award and the receipt of cash under Section 9.01 (ii) to fail to be exempt pursuant to Rule 16b-3(e).

         (iv) In the discretion of the Committee, the Committee may permit any Participant not subject to Section 16 of the Exchange Act on the date of a Change of Control to elect, in such manner and at such time or times or within such periods as the Committee may determine (whether before or after a Change of Control), and subject to such other terms, conditions or restrictions, if any, as the Committee may determine to impose, not to surrender for cash pursuant to Section 9.02(ii) all or any portion of any Award or Awards held by the Participant.

9.02 CREATION AND FUNDING OF TRUST. Upon the occurrence of a Potential Change of Control, the Company shall deposit with the trustee of a trust for the benefit of Participants monies or other property having a Fair Market Value at least equal to the value of the cash, Shares and other property to be paid or distributed in connection with Awards outstanding at that date. The trust shall be a grantor trust which shall preserve the "unfunded" status of Awards under the Plan. Subsequent to a Potential Change of Control which is no longer continuing and prior to a Change of Control and termination of the trust, upon the request of the Company the trustee shall deliver the monies or other property held in the trust to the Company. In the discretion of the Committee, monies or other property may also be deposited in the trust created under this Section 9.02 for the benefit of participants in any other compensation or benefit plan, program, contract or arrangement of the Company or any Subsidiary.

9.03 DEFINITION OF CERTAIN TERMS. For purposes of this Section 9, the following definitions, in addition to those set forth in Section 2.01, shall apply:


         9.03.1 "Change of Control" means and shall be deemed to have occurred if (i) any Person, other than the Company or a Related Party, purchases or otherwise acquires, under a tender offer or otherwise, Beneficial Ownership of any Voting Securities which, when combined with other Voting Securities then Beneficially Owned by such Person, represent twenty percent (20%) or more of the total voting power of all the then outstanding Voting Securities; or (ii) the individuals (a) who as of the effective date of the Plan constitute the Board or
                  (b) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds of the directors then still in office who either were directors as of the effective date of the Plan or whose election or nomination for election was previously so approved (the "Continuing Directors"), cease for any reason to constitute a majority of the members of the Board; or (iii) the Company is a party to a merger, consolidation, share exchange, recapitalization or reorganization of the Company or an acquisition of securities or assets by the Company, other than any such transaction (a) which would result in the Voting Securities outstanding immediately prior thereto continuing to represent either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity, at least fifty percent (50%) of the total voting power represented by the voting securities of such surviving or acquiring entity outstanding immediately after such transaction and (b) in or as a result of which the voting rights of each Voting Security relative to the voting rights of all other Voting Securities are not altered other than through the exercise of dissenters' rights; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company; or (v) the Company shall sell or otherwise dispose of, other than to a Related Party, in a single or a series of related transactions otherwise than in the ordinary course of business, assets of the Company and/or stock or assets of any Subsidiary, having a book value equal to 50% or more of the consolidated total assets of the Company, in each case measured as the date of the most recent quarterly or annual balance sheet of the Company required to be included or incorporated by reference in any proxy or information statement of the Company furnished to the shareholders of the Company in connection with such transaction, or if no such proxy or information statement is furnished to shareholders or no such balance sheet is required to be included or incorporated by reference therein, as of the date of the most recent quarterly or annual balance sheet of the Company required to be filed with the Securities and Exchange Commission prior to the date of any such transaction;

         9.03.2 "Change of Control Price" means, with respect to a Share, the higher of (i) the highest reported sales price of Shares on the New York Stock Exchange's consolidated transaction reporting system (or if the Common Stock is not then listed on such Exchange, on or on any composite index including the principal United States securities exchange on which the Common Stock is then listed, or if none, on NASDAQ or any similar system then in use, and in the absence of any such reported sales prices, the highest publicly reported bid price for Shares) during the 30 calendar days preceding the date of a Change of Control or (ii) the highest price paid or offered in a transaction which either (a) results in a Change of Control or (b) would be consummated but for another transaction which results in a Change of Control and, if it were consummated, would result in a Change of Control. With respect to clause (ii) in the preceding sentence, the "price paid or offered" will be equal to the sum of (a) the face amount of any portion of the consideration consisting of cash or cash equivalents and (b) the fair market value of any portion of the consideration consisting of real or personal property other than cash or cash equivalents, as established by an independent appraiser selected by the Committee.

         9.03.3 "Potential Change of Control" means and shall be deemed to have arisen if (i) the Company enters into an agreement, the consummation of which would result in the occurrence of the Change of Control; or (ii) any Person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change of Control; or (iii) any Person, other than a Related Party, files with the Securities and Exchange Commission a Schedule 13D pursuant to Rule 13d-1 under the Exchange Act with respect to Voting Securities; or (iv) any Person, other than the Company or a Related Party, files with the Federal Trade Commission a notification and report form pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to any Voting Securities or any assets of the Company or a Subsidiary; or (v) the Board or a committee thereof adopts a resolution to the effect that, for purposes of the Plan, a Potential Change of Control has arisen. A Potential Change of Control will be deemed to continue (a) with respect to an agreement within the purview of clause (i) of the preceding sentence, until the agreement is canceled or terminated; or (b) with respect to an announcement within the purview of clause (ii) of the preceding sentence, until the Person making the announcement publicly abandons the stated intention or fails to act on such intention for a period of 12 calendar months; or (c) with respect to the filing of a Schedule 13D within the purview of clause (iii) of the preceding sentence, until the Person involved publicly announces that its ownership or acquisition of the Voting Securities is for investment purposes only and not for the purpose of seeking a Change of Control or such Person disposes of all Voting Securities exceeding 5% of the outstanding shares of any class; or (d) with respect to the filing of a notification and report form within the purview of clause (iv) of the preceding sentence with respect to Voting Securities or assets, until the Person publicly abandons the transaction which was the subject of such filing or fails to act thereon for a period of 12 calendar months or, in the case of a filing with respect to Voting Securities, until the Person involved (1) publicly announces that its ownership or acquisition of the Voting Securities is for investment purposes only and not for the purpose of seeking a Change of Control or (2) following completion of such transaction disposes of all Voting Securities exceeding 5% of the outstanding shares of any class; or (e) until a Change of Control has occurred if the majority of the Continuing Directors, on reasonable belief after due investigation, adopts a resolution that either (1) the Potential Change of Control has ceased to exist or (2) the Potential Change of Control is believed to be not reasonably likely to result in a Change of Control.

         9.03.4 "Related Party" means (i) a Subsidiary; or (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary; or (iii) a Company owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of Voting Securities.

         9.03.5 "Voting Securities or Security" means any securities of the Company which carry the right to vote generally in the election of directors.

         9.03.6 "Beneficial Ownership" shall be determined in accordance with Regulation 13D-G under the Exchange Act, as in effect on the effective date of the Plan.

SECTION 10. AMENDMENTS TO AND TERMINATION OF THE PLAN

10.01 The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that, without the approval of the shareholders of the Company, no amendment, alteration, suspension, discontinuation or termination shall be made if shareholder approval is required by any federal or state law or regulation, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that except as provided in
         Section 7.02, without the consent of the Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that except as provided in Section 7.02, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him.

SECTION 11. GENERAL PROVISIONS

11.01 NO RIGHT TO AWARDS; NO SHAREHOLDER RIGHTS. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees, except as provided in any other compensation arrangement. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such Participant in connection with such Award.

11.02 WITHHOLDING. To the extent required by applicable Federal, state, local or foreign law, the Participant or his successor shall make arrangements satisfactory to the Company, in its discretion, for the satisfaction of any withholding tax obligations that arise in connection with an Award. The Company shall not be required to issue any Shares or make any cash or other payment under the Plan until such obligations are satisfied.

         The Company is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of Shares, amounts of withholding taxes due with respect to an Award, its exercise or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of such taxes. This authority shall include authority to withhold or receive Shares, Awards or other property and to make cash payments in respect thereof in satisfaction of such tax obligations.

11.03 NO RIGHT TO EMPLOYMENT. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate his employment at any time or increase or decrease his compensation from the rate in existence at the time of granting of an Award, except as provided in any Award Agreement or other compensation arrangement.

11.04 UNFUNDED STATUS OF AWARDS; CREATION OF TRUSTS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company; provided, however, that, in addition to the requirements of
         Section 9.02, the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

11.05 NO LIMIT ON OTHER COMPENSATORY ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements (which may include, without limitation, employment agreements with executives and arrangements which relate to Awards under the Plan), and such arrangements may be either generally applicable or applicable only in specific cases. Notwithstanding anything in the Plan to the contrary (other than the provisions of Section 7.02), the terms of each Award shall be construed so as to be consistent with such other arrangements in effect at the time of the Award.

11.06 NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

11.07 GOVERNING LAW. The validity, interpretation, construction and effect of the Plan and any rules and regulations relating to the Plan shall be governed by the laws of the Commonwealth of Pennsylvania (without regard to the conflicts of laws thereof), and applicable Federal law.

11.08 SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or Award, it shall be deleted and the remainder of the Plan or Award shall remain in full force and effect; provided, however, that, unless otherwise determined by the Committee, the provision shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Committee.

SECTION 12. EFFECTIVE DATE AND TERM OF THE PLAN

12.01 The effective date and date of adoption of the Plan shall be January 21, 1994, the date of adoption of the Plan by the Board, provided that such adoption of the Plan is approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at a duly held meeting of shareholders of the Company held on or prior to December 31, 1994. Notwithstanding anything else contained in the Plan or in any Award Agreement, no Option, Stock Appreciation Right or other purchase right granted under the Plan may be exercised, and no Shares may be distributed pursuant to any Award granted under the Plan, prior to such shareholder approval or prior to any required approval or consent from those governmental agencies having jurisdiction in these matters. In the event such shareholder or regulatory approval is not obtained, all Awards granted under the Plan shall automatically be deemed void and of no effect. No Award may be granted under the Plan subsequent to May 27, 1999.

     ----------------------------------------------------------------------
                                   PROSPECTUS
     ----------------------------------------------------------------------

May 27, 1999


                                                     This document constitutes
                                                     part of a prospectus
                                                     covering securities that
                                                     have been registered under
                                                     the Securities Act of 1933.


                         1994 EQUITABLE RESOURCES, INC.
                            LONG-TERM INCENTIVE PLAN

 1.      GENERAL INFORMATION

         This Plan covers shares of the common stock of Equitable Resources, Inc. (together with any successor, the "Company") which may be issued pursuant to awards of restricted stock, deferred stock and other stock-based awards; the grant and exercise of stock options and stock appreciation rights; and the grant of dividend equivalents and performance awards, under the 1994 Equitable Resources, Inc. Long-Term Incentive Plan (the "Plan"). The Plan was adopted by the Board of Directors of the Company on January 21, 1994 and was approved by a vote of the shareholders of the Company on May 27, 1994.

         The purpose of the Plan is to enable the Company to focus key executives' efforts on performance which will increase the value of the Company for its shareholders. The Plan is intended to align the interests of key executives with those of the shareholders by encouraging share ownership. The Plan is also intended to attract and retain key executives.

         Additional information about the Plan and its administration may be obtained by calling Johanna G. O'Loughlin, Vice President, General Counsel and Corporate Secretary at (412) 553-7760. Alternatively, Ms. O'Loughlin can be contacted by writing to Equitable Resources, Inc., One Oxford Centre, Suite 3300, Pittsburgh, Pennsylvania 15219, Attention: Johanna G. O'Loughlin, Vice President, General Counsel and Corporate Secretary.

         The Company's latest annual report on Form 10-K, all other reports filed by the Company since December 31, 1993 pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, and the description of the Company's common stock in

Registration Statement No. 33-49905 are incorporated by reference into this prospectus. All such documents are available without charge, upon oral or written request, at the telephone number and address stated above.

2.       ELIGIBILITY, GRANT AND TERMS

         Under the Plan, key employees of the Company or any of its subsidiaries are selected by the Compensation Committee of the Board of Directors (the "Committee") to receive stock-based and other types of awards. The types of awards which may be granted include stock options, stock appreciation rights, restricted stock, deferred stock, stock, non-stock performance awards, dividend equivalents, and other stock-based awards. Following is a summary of these awards:

                  a. STOCK OPTIONS - The exercise price of each share of an option will be 100 percent of the mean of the high and low New York Stock Exchange trading prices for the common stock on the date of grant. The period during which each option may be exercised will be determined by the Committee. Options may be exercised upon such terms and by such methods as may be designated by the Committee, including payment by cash or common stock. Unless permitted by the Committee, no shares of common stock held for less than six (6) months may be used to pay for the exercise of an option. Certain options may be designated by the Compensation Committee as Incentive Stock Options. The fair market value of Incentive Stock Options exercisable by a Participant in any calendar year may not exceed $100,000 (based on fair market value on the date of grant).

                  b. STOCK APPRECIATION RIGHTS - Stock Appreciation Rights ("SAR") give a Participant the right to receive upon exercise of the SAR the difference between the fair market value of the number of shares covered by the SAR on the date of exercise and the grant price of the SAR. The grant price of the SAR is normally the fair market value of the shares on the date of grant. Stock Appreciation Rights will have such other terms as may be determined by the Committee.

                 c. RESTRICTED STOCK - A key employee receiving a grant of restricted stock will not be required to make any payment to the Company for such stock. Restricted stock will be subject to forfeiture for such periods, and upon such terms, as the Committee may determine. Except as otherwise provided by the Committee, termination of employment during the applicable restriction period will result in a forfeiture of the restricted shares.

                  d. DEFERRED STOCK - Deferred stock provides for the delivery of shares upon expiration of a deferral period specified by the Committee. A Participant awarded deferred stock shall have no voting rights or rights to receive dividends (unless the Committee awards dividend equivalents in respect of such stock). Except as provided by the Committee, a termination of employment during the applicable deferral period will result in forfeiture of the right to receive the shares.

                  e. PERFORMANCE AWARDS - The Compensation Committee may grant Participants the right to receive cash, stock or other property based upon the achievement of performance criteria specified by the Committee.

                  f. DIVIDEND EQUIVALENTS - The Committee may grant Participants the right to receive, on a current or deferred basis, interest or dividends, or interest or dividend equivalents, relating to a specified number of shares of stock or otherwise.

                  g. OTHER STOCK-BASED AWARDS - The Committee may grant Participants other types of awards based on the issuance of stock to Participants.

         Options may be exercised during a Participant's lifetime only by the Participant or his legal representative and options or other awards may not be transferred to any other party. However, the Committee may permit the Participant to designate a beneficiary to exercise any rights of a Participant and to receive any distribution upon the Participant's death (other than an Incentive Stock Option). No interest in any option or restricted stock may be pledged or encumbered by any Participant except in favor of the Company or shall otherwise by subject to any lien or liability.

         No awards under this Plan shall be made after May 27, 1999. The maximum aggregate number of shares of common stock that may be issued under the Plan is equal to five (5) percent of the number of the outstanding shares of the Company's common stock on the date of shareholder approval of the Plan (May 27, 1994). The number of shares which may be issued under the Plan and under existing options, along with the exercise price of such options, is subject to adjustment by the Committee in certain circumstances, including stock splits, dividends, recapitalizations and major corporate changes.

3.       AMENDMENT OF PLAN

         The Board of Directors may amend, discontinue or terminate the Plan at any time without shareholder approval except to the extent that Federal or state law or regulation so requires or that the Board determines that shareholder approval is advisable. Without the consent of the Participant, no such action shall adversely affect the rights of any Participant in any award previously granted to him.

4.       ADMINISTRATION

         The Plan is administered by the Compensation Committee of the Board of Directors. The Committee shall have full and final authority to interpret and administer the Plan; to adopt, amend and rescind regulations to administer the Plan; to designate Participants; to determine the types, number and terms of awards granted under the Plan; and to make all decisions that the Committee deems necessary or advisable in the administration of the Plan.

5.       SALES OF RESTRICTED OR OPTION STOCK

         Because officers may be deemed "affiliates" of the Company as that term is defined in the regulations adopted pursuant to the Securities Act of 1933, the most prudent course for them is to resell restricted shares or shares obtained upon the exercise of options only in accordance with the provisions of Rule 144 (excluding the one year holding period) of the Securities Act of 1933. Officers should notify the Corporate Secretary when selling such shares so that the Form 144 filing requirements will be met.

         No sale of the Company's common stock should be made by officers within six (6) months before or after any open market purchase of the Company's common stock. Otherwise, any profit gained from such a sale would have to be disgorged to the Company in accordance with the provisions of Section 16(b) of the Securities Exchange Act of 1934.

         No officer of the Company or other employee determined by the Company to be subject to Section 16 of the Securities Exchange Act of 1934 may sell stock received through the exercise of a stock option until six (6) months have elapsed from the date of the grant of the option. In addition, no such person may sell any stock granted through any other award until six (6) months have elapsed from the date of grant.

6.       CHANGE OF CONTROL

         Upon the occurrence of certain specified events, all outstanding awards shall become fully exercisable and all outstanding awards shall be surrendered to the Company in exchange for a cash payment in accordance with a formula specified under the Plan. The specified events are: the acquisition of 20 percent of the voting power in Equitable's stock by any unaffiliated party; the existence of any Equitable Board of Directors less than 51 percent of whom were Equitable Directors on January 21, 1994 or successors elected by at least two-thirds of such Directors or by such elected successors; a merger or reorganization of the Company or other transaction under which Equitable shareholders would own less than 50 percent of a stock of the surviving corporation; the shareholders approve a complete liquidation of the Company; or the sale or disposal to an unrelated party other than in the ordinary course of the business, of at least 50 percent of the book value of the Company.

7.       APPLICABILITY OF ERISA PROVISIONS

         The Plan is not a "qualified pension, profit-sharing or stock bonus plan" within the meaning of Section 401(a) of the Internal Revenue Code and is not subject to any provisions of the Employment Retirement Income Security Act of 1974 ("ERISA").

8.       FEDERAL INCOME TAX CONSEQUENCES

         Participants should consult their personal tax advisers with specific reference to their own tax situation and potential changes in the applicable law as to all Federal, state, local, foreign and other tax matters in connection with the grant, exercise, cancellation or expiration of a stock option or the grant of restricted stock under the Plan and the disposition of shares of Equitable common stock acquired under the Plan. The following is only a summary of some of the principal Federal income tax considerations under present law:

                  a. GRANT OF STOCK OPTIONS - A Participant does not realize any taxable income upon the grant of a stock option.

                  b. EXERCISE OF STOCK OPTIONS - In general, a Participant to whom shares of common stock are issued upon exercise of a nonstatutory stock option recognizes taxable income for Federal income tax purposes in an amount equal to the difference between the fair market value of the common stock at the time the stock is exercised and the option price paid for the common stock. In addition, no taxable income is recognized during any six-month period in which any profit from the sale of shares is subject to disgorgement under Section 16(b) of the Securities Exchange Act of 1934.

                                If the option price is paid in whole or in part
                       in shares of common stock, no income, gain or loss is recognized to the Participant on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the Stock Option (the "Additional Shares"), less the amount of cash, if any, paid upon exercise, is included in the optionee's taxable income when reportable under the preceding paragraph.

                                If the option price is paid in cash, the
                       Participant's tax basis in the shares of common stock received is the option price plus the amount included in the Participant's taxable income. If the option price is paid in whole or in part in shares of common stock, shares of common stock received upon exercise equal in value to the shares of common stock delivered in payment of the option price have the same tax basis as the shares delivered. The tax basis of the Additional Shares is the amount of cash, if any, paid upon exercise of the Stock Option plus the amount included in the Participant's taxable income.

                                 The Company or one of its subsidiaries is
                       entitled to a Federal income tax deduction in an amount equal to the taxable income recognized by the Participant in each instance described above.

                                 In general, a Participant will not recognize
                       taxable income at the time an incentive stock option is exercised except that the excess of the fair market value of the common stock acquired upon exercise of an incentive stock option over the exercise price is potentially subject to the alternative minimum tax. If the Participant holds the shares acquired pursuant to an incentive stock option for at least two years from the date of grant and for at least one year from the date of exercise, the Participant's gain will be taxed as a long-term capital gain. The amount of the gain shall be equal to the difference between the exercise price and the sales price. In that case, the Company is not entitled to a tax deduction. If the Participant disposes of the stock before the end of these holding periods, he will recognize ordinary income upon sale of the stock and the Company will be entitled to a corresponding tax deduction.

                  c.   RESTRICTED STOCK - Absent making an election under
                       Section 83(b) of the Internal Revenue Code within thirty
                       (30) days of the grant, in general, a Participant who receives a grant of restricted stock does not recognize taxable income for federal income tax purposes until the shares are released from escrow. At that time, the tax is based on the then current market value of the stock. If a Participant makes a Section 83(b) election, the market value of the restricted stock at the time it is granted (i.e., the mean of the high and low trading prices) is included in the Participant's taxable income in the year of such grant.

                  d. DIVIDENDS ON ESCROWED SHARES - Cash dividends paid to an optionee with respect to the shares of Equitable common stock subject to escrow, prior to the lapse of the escrow, constitute taxable income when paid.

                  e. SALE OF EQUITABLE COMMON STOCK - The difference between the amount realized on any sale of the common stock and the optionee's tax basis in the shares sold is taxable income of the optionee. The taxable income will be subject to a tax at capital gains rates, generally not in excess of 20 percent if held for twelve months or more.

                  f. EXCESS PARACHUTE PAYMENTS - In certain circumstances the exercise of an option upon a "Change in Control", as defined in the Plan, may result in (1) a 20 percent Federal excise tax to the Participant on certain payments of stock resulting from the exercise of such options and
                       (2) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries.